UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 1, 2005


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    1-12494                62-154718
(State or Other Jurisdiction      (Commission File       (I.R.S. Employer
 of Incorporation)                 Number)                Identification No.)


                      Suite 500, 2030 Hamilton Place Blvd,
                   Chattanooga, TN 37421 (Address of principal
                      executive office, including zip code)

                                 (423) 855-0001
                         (Registrant's telephone number,
                              including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     On November 1, 2005, CBL & Associates Properties, Inc. (the "Company") issued a press release, which is furnished as Exhibit 99.1 and incorporated herein by reference, announcing that the Company's Board of Directors had approved a $60.0 million common stock repurchase plan.


Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits

99.1 Press Release - CBL Announces Board Approval Of $60.0 Million Common Stock Repurchase Plan

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CBL & ASSOCIATES PROPERTIES, INC.


                                                   /s/ John N. Foy
                                      -----------------------------------------
                                                     John N. Foy
                                                    Vice Chairman,
                                               Chief Financial Officer and
                                                       Treasurer





Date: November 1, 2005